SECURITIES PURCHASE AGREEMENT




                           Dated as of August 26, 2004



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EXHIBITS


                  Exhibit A -       List of Purchasers and Shares Purchased



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                          SECURITIES PURCHASE AGREEMENT


         This Agreement, dated as of August 26, 2004, is entered into by and among Infinity Capital Group, Inc., a Maryland corporation (the "Company"), and the individuals and entities listed on Exhibit A hereto as Purchasers (the "Purchasers"). In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.       Sale of Shares.
         --------------

     1.1 Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.1) the Company will sell and transfer to each of the Purchasers, and each of the Purchasers will purchase, the number of shares of common stock of Azonic Corporation ("Azonic"), a Nevada corporation (the "Common Stock"), set forth opposite such Purchaser's name on Exhibit A, for the purchase price of $0.0091087 per share (the "Purchase Price"). The shares of Common Stock sold under this Agreement are referred to as the "Shares." The Company's agreement with each Purchaser is a separate agreement, and the sale of Shares to each Purchaser is a separate sale.

2.       Closing.
         -------

     2.1 The Closing. The closing (the "Closing") of the sale and purchase of the Shares under this Agreement shall take place at the offices of the Company, 7 Dey Street, Suite 900, New York, New York 10007 (or remotely via the exchange of documents and signatures) as of the date of this Agreement (the "Closing Date"). At the Closing:

          (a) the Company shall deliver to each of the Purchasers a certificate for the number of Shares set forth opposite such Purchaser's name on Exhibit A, registered in the name of such Purchaser; and

          (b) each Purchaser shall pay to the Company, by wire transfer of immediately available funds or other method acceptable to the Company, the aggregate Purchase Price for the number of Shares such purchaser is purchasing hereunder.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that the statements contained in this Section 3 are complete and accurate as of the date of this Agreement.

     3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company has at all times complied with all provisions of its Certificate of Incorporation and By-laws and is not in default under, or in violation of, any such provision.

     3.2 Authority for Agreement; No Conflict. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance with its provisions by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) require on the part of the Company any filing with, or any permit, order, authorization, consent or approval of, any United States court, arbitrational tribunal, administrative agency or commission or other United States governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity") other than the filing of a Form 4 and an amendment to the Company's current
Schedule 13D promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, other than any of the foregoing events listed in this clause (c) which would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company's business, assets, liabilities, operations or financial condition (a "Material Adverse Effect"), (d) result in the imposition of any Security Interest upon any assets of the Company or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets. For purposes of this Agreement, "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law).

     3.3 Governmental Consents. Based in part on the representations and warranties of the Purchasers set forth in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Company in connection with the offer, issuance, sale and delivery of the Shares or the other transactions contemplated by this Agreement (other than filings required under the Exchange Act). In reliance on the representations and warranties made by each of the Purchasers in Section 4 of this Agreement, the offer and sale of the Shares to each of the Purchasers will be in compliance with applicable United States federal and state securities laws.

4. Representations and Warranties of the Purchasers. Each of the Purchasers severally (as to itself only and not as to any other Purchaser) represents and warrants to the Company as follows:

4.1      Authorization; Enforceability.
         -----------------------------

     Such Purchaser has the full power and authority to enter into this Agreement and to perform his, her or its obligations thereunder. If such Purchaser is an entity, such Purchaser has taken all corporate, partnership, limited liability, trust or similar action necessary to authorize its execution and delivery of this Agreement. This Agreement have been duly executed and delivered by such Purchaser and, assuming the due authorization, execution, and delivery by the Company and the other Purchasers, constitutes his, her or its valid and binding obligation, enforceable in accordance with the terms of this Agreement, subject to applicable bankruptcy, reorganization, insolvency, and similar laws affecting creditors' rights generally and to general principles of equity.

4.2      No Conflict.
         -----------

     The execution and delivery of this Agreement by such Purchaser and the performance of his, her or its obligations thereunder will not (i) if such Purchaser is an entity, violate or conflict with any provision of its organizational documents, (ii) violate, conflict with, or give rise to any right of termination, cancellation, or acceleration under any material agreement or instrument to which such Purchaser is a party, or by which he, it, or any of his, her or its assets is bound, (iii) result in the imposition of any lien on any Shares held by such Purchaser, (iv) violate or conflict with any applicable laws, or (v) require any consent, approval or other action of, notice to, or filing with any entity or person (governmental or private) other than the filing of a From 8-K promulgated under the Exchange Act, a Form 3 or a Schedule 13D promulgated under the Exchange Act.

4.3      Investment Representations and Warranties.
         -----------------------------------------

          (a) Such Purchaser will acquire the Shares to be purchased by him, her or it for his, her or its own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same.

          (b) Such Purchaser understands that the Shares to be purchased by him, her or it: (i) will not be registered under the Securities Act or the securities laws of any state, by reason of their issuance in a transaction exempt from the registration or qualification requirements of the Securities Act (defined below) or such securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein, and (ii) must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

          (c) Such Purchaser is an "accredited investor," as defined in Rule 501 (the provisions of which are known to such Purchaser) promulgated under the United States Securities Act of 1933, as amended (the "Securities Act").

          (d) Such Purchaser understands the Company has made no assurance that a public market for the Shares or any other class or series of Azonic's capital stock will exist in the future.

          (e) Based on such Purchaser's knowledge, experience and skill in evaluating and investing in securities derived from actual participation in financial, investment and business matters, such Purchaser is capable of evaluating the merits and risks of an investment in the Shares and the suitability of the Shares as an investment for such Purchaser.

          (f) Such Purchaser has had an opportunity to discuss the business, management and financial affairs of Azonic and the terms and conditions of an investment in the Shares with, and has had access to, the management of the Company and Azonic.

          (g) Such  Purchaser  is aware that no  guarantees  have been or can be
     made   respecting  the  future  value,   if  any,  of  the  Shares  or  the
     profitability or success of the business of Azonic.

     4.4 Brokers and Finders. No person or entity acting on behalf or under the authority of such Purchaser is or will be entitled to any broker's, finder's, or similar fee or commission in connection with the transactions contemplated hereby.

5.       Transfer of Shares.
         ------------------

     5.1 Restricted Shares. "Restricted Shares" means (a) the Shares and (b) any other shares of capital stock of Azonic issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

5.2      Requirements for Transfer.
         -------------------------

          (a) Restricted  Shares shall not be sold or transferred  unless either
     (i) they first shall have been registered under the Securities Act, or (ii) such sale or transfer is exempt from the registration requirements of the Securities Act.

5.3 Legend. Each certificate representing Restricted Shares shall bear a legend substantially in the following form:


          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or such registration is not required."

         The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

6.       Miscellaneous.
         -------------

     6.1 Exchange Act Filings; Cooperation; Share Transfer. As soon as practicable after the Closing, the Company and the Purchasers will, and will cause Azonic to, make all finings required under the Exchange Act in connection with the transactions contemplated by this Agreement and shall cooperate with each other to assist each other in making such filings. The Company shall take all actions reasonably requested by the Purchasers to confirm the transfer of the Shares to the Purchasers on the books and records of Azonic.

     6.2 Successors and Assigns. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which Shares are transferred by such Purchaser, or (b) to any to any affiliate, partner, member, stockholder or subsidiary of such Purchaser, and, in each case, such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that each such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. The Company may not assign its rights under this Agreement.

     6.3 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     6.4 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflicts of laws provisions).

     6.6 Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the  Company,  at 7 Street,  Suite  900,  New York,  New York  10007,
Attention: Gregory H. Laborde, Chairman, or at such other address as may have been furnished in writing by the Company to the other parties hereto, or

     If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

     6.7 Complete Agreement. This Agreement (including its Exhibits) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     6.8 Third Party Beneficiary. Azonic is an intended third party beneficiary of the Purchasers' representations, warranties and covenants set forth in Sections 4 and 5 hereof.

     6.9 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Shares then held by all Purchasers. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 6.9 shall be binding on all parties hereto, even if they do not execute such consent; provided, that any amendment, termination or waiver of any provision of this Agreement that does not affect all Purchasers in the same way shall require the prior written consent of all Purchasers who would be subject to such disparate treatment. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     6.10 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     6.11 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

     6.12 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.



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Signature Page to Securities Purchase Agreement


         Executed as of the date first written above.

                                               COMPANY:

                                               INFINITY CAPITAL GROUP, INC.


                                               By:
                                               -----------------------
                                                      Name:
                                                      Title:

                                               PURCHASERS:


                                               WIRELESS AGE COMMUNICATIONS, INC.



                                               By:
                                               ------------------------
                                                      Name:
                                                      Title:



                                               NIBIRU CAPITAL



                                               By:
                                               -------------------------
                                                      Name:
                                                      Title:



                                               1500450 ONTARIO LTD.



                                               By:
                                               ---------------------------
                                                      Name:
                                                      Title:

                                               JANCAR INVESTMENTS CORP.



                                               By:
                                               --------------------------
                                                      Name:
                                                      Title:


                                               --------------------------
                                                 SHANE McCARTHY



                                               MJMM INVESMENTS INC.



                                               By:
                                               --------------------------
                                                       Name:
                                                       Title:



                                               MORNINGSIDE CAPITAL LTD.



                                               By:
                                               -------------------------
                                                       Name:
                                                       Title:



                                               TABOR 8 INC.



                                               By:
                                               -------------------------
                                                       Name:
                                                       Title:



                                               1331994 ONTARIO, LTD.



                                               By:
                                               -------------------------
                                                       Name:
                                                       Title:

                                               -------------------------
                                                   LORIE COWIE



                                               ------------------------
                                                  NATALIE BAKER



                                               HTI INC.

                                               By:
                                               -------------------------
                                                     Name:
                                                     Title:


                                              -------------------------
                                                 ANNE CHOQUETTE


                                              -------------------------
                                                KIMMO OIKKIMUS




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                                    EXHIBIT A


                         Name and Address                          No. of Shares
                          Of Purchasers
                        -------------------                        -------------

Wireless Age Communications, Inc.
13980 Jane St., King City,
ON, Canada L7B 1A3
Attn: Gary Hokkanen, CFO                                               4,460,000

Nibiru Capital
The Exchange Tower
Suite 1800
130 King Street West
Toronto, ON M5X 1E3
Attn: David Smardon                                                    4,460,000

1500450 Ontario Ltd.
119 Alexis Blvd.
North York, ON M3H 2P8
Attn:                                                                    850,000

Jancar Investments Corp.
PO Box 1393
Nobleton, ON L0G 1N0
Attn:                                                                  1,000,000

Shane McCarthy
125 Manor Road East
Toronto, ON M4J 1R5                                                    1,000,000

MMJM Investment Inc.
1001 Sussex Boulevard
Broomall, PA  19008
Attn:                                                                  1,000,000

Morningside Capital Ltd.
c/o 13980 Jane St., King City,
ON, Canada L7B 1A3
Attn:                                                                  1,100,000

Tabor 8, Inc.
11 Longboat Avenue
Toronto, ON M5A 4C9
Attn:                                                                    820,000

1331994 Ontario, Ltd.
PO Box 1393
Nobleton, ON L0G 1N0
Attn:
                                                                       1,150,000
Lorie Cowie
1603 Violet Cres.
Regina, Saskatchewan L3T 6Y7
                                                                         250,000
Natalie Baker
136 Summerdale Dr.
Thornhill, ON
                                                                         250,000
HTI Inc.
352 Maplegrove Dr.
Oakville, ON L6J 4V5
Attn:
                                                                         500,000
Anne Choquette
c/o 13980 Jane St., King City,
ON, Canada L7B 1A3
                                                                         500,000
Kimmo Oikkimus
713 Hyland St.
Whitby, ON L1N 6S1
                                                                         500,000
                                                                      ----------
Total                                                                 17,840,000